UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2011

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.07             Submission of Matters to a Vote of Security Holders

On May 3, 2011, ACNB Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 5,928,343 shares of the Company’s common stock were entitled to vote as of March 10, 2011, the record date for the Annual Meeting. There were 4,436,001 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on eight (8) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Fix the Number of Directors

The shareholders voted to fix the number of the Company’s Directors at twelve (12). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,365,584	43,497	26,920	-0-

Proposal No. 2 — To Fix the Number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at five (5). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,347,837	51,923	36,241	-0-

Proposal No. 3 — To Fix the Number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,349,438	50,329	36,234	-0-

Proposal No. 4 — To Fix the Number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at three (3). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,342,600	59,018	34,383	-0-

Proposal No. 5 — To Elect Class 3 Directors

The shareholders voted to elect three (3) Class 3 Directors to serve for terms of three (3) years and until their successors are elected and qualified.  The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Frank Elsner, III	3,198,952	59,989	1,177,060
Daniel W. Potts	3,197,291	61,650	1,177,060
Thomas A. Ritter	3,191,969	66,972	1,177,060

Proposal No. 6 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation of the Company’s Named Executive Officers.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,614,264	561,554	83,122	1,177,061

Proposal No. 7 — To Conduct a Non-Binding Vote on the Frequency of Non-Binding Shareholder Votes on Executive Compensation

The shareholders voted to recommend, on a non-binding basis, whether a non-binding shareholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years.  The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,813,106	217,538	122,636	105,658	1,177,063

Proposal No. 8 — To Ratify the Selection of the Independent Auditors for the Fiscal Year Ending December 31, 2011

The shareholders voted to ratify the selection of ParenteBeard LLC as ACNB Corporation’s independent auditors for the fiscal year ending December 31, 2011. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,369,725	31,920	34,356	-0-

ITEM 7.01             Regulation FD Disclosure

On May 3, 2011, Thomas A. Ritter, President & Chief Executive Officer of the Registrant, as well as other members of management, gave a presentation at the 2011 Annual Meeting of Shareholders. A copy of these slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.
99.2	Press Release dated May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 5, 2011	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President & Secretary

EXHIBIT INDEX

EXHIBIT NO.

99.1                                                                           Annual Meeting Presentation Slides.

99.2                                                                           Press Release dated May 5, 2011.